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                                                                    EXHIBIT 10.1


                                 THIRD AMENDMENT


         THIRD AMENDMENT (this "Amendment"), dated as of September 30, 1998, among AEARO CORPORATION, a Delaware corporation ("Holdings"), AEARO COMPANY I (f/k/a Cabot Safety Corporation), a Delaware corporation (the "Company"), each Subsidiary Borrower (together with the Company, each a "Borrower" and collectively, the "Borrowers"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, Holdings, the Borrowers, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of July 11, 1995 and amended and restated as of May 30, 1996 (as further amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to further amend the Credit Agreement as herein provided; and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows:

         NOW, THEREFORE, it is agreed:

         1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby agree that certain restructuring charges, as described in the Company's Restructuring Discussion dated September 29, 1998, will not be included in the calculation of Consolidated EBITDA for the period ending September 30, 1998 for purposes of Sections 8.08, 8.09 and 8.10 of the Credit Agreement; PROVIDED, HOWEVER, that (i) such restructuring charges not exceed $12,000,000 and (ii) this amendment is operative only for the period ending September, 30, 1998.

         2. In order to induce the undersigned Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Third Amendment Effective Date after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Third Amendment Effective Date after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).


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         3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         6. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (x) the Borrower and the Required Banks (i) shall have signed a counterpart hereof (whether the same or different counterparts) and (ii) shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

         7. From and after the Third Amendment Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.




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           IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    AEARO CORPORATION


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    AEARO COMPANY I


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    AEARO CANADA LIMITED


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    AEARO LIMITED


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    BANKERS TRUST COMPANY
                                    Individually, and as Administrative Agent


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    THE CHASE MANHATTAN BANK


                                    By /s/
                                       -----------------------------------------
                                       Title:
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                                    FLEET NATIONAL BANK


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    NEW YORK LIFE INSURANCE COMPANY


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    NEW YORK LIFE INSURANCE & ANNUITY
                                    CORPORATION

                                    By:  NEW YORK LIFE INSURANCE COMPANY


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    MELLON BANK, N.A.


                                    By
                                       -----------------------------------------
                                       Title:


                                    MASS MUTUAL LIFE INSURANCE COMPANY


                                    By
                                       -----------------------------------------
                                       Title:


                                    CRESCENT/MACH I PARTNERS, L.P.

                                    By: TCW ASSET MANAGEMENT COMPANY,
                                        Its Investment Manager


                                    By /s/
                                       -----------------------------------------
                                       Title:
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                                    ABN AMRO BANK N.V.


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By /s/
                                       -----------------------------------------
                                       Title:


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By /s/
                                       -----------------------------------------
                                       Title: